UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

GLOBAL WATER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21410 N. 19th Avenue #220, Phoenix, Arizona

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (480) 360-7775

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and which are subject to certain risks and uncertainties, including statements regarding the Note Purchase Agreement (as defined herein), the Refinancing (as defined herein) and other transactions contemplated thereby. These statements may be identified by the use of words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify some forward-looking statements, but not all forward-looking statements include these words. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management’s views as of the date of this Current Report on Form 8-K.

Item 1.01	Entry Into Material Definitive Contract.

Note Purchase Agreement and Notes

On June 24, 2016, Global Water Resources, Inc. (the “Company”), pursuant to a previously announced note purchase agreement (the “Note Purchase Agreement”), issued (i) an aggregate principal amount of $28,750,000 of 4.38% Senior Secured Notes, Series A due on June 15, 2028 (each a “Series A Note”), and (ii) an aggregate principal amount of $86,250,000 of 4.58% Senior Secured Notes, Series B due on December 15, 2036 (each a “Series B Note” and, together with the Series A Notes, the “Notes”). The Series A Notes accrue interest at 4.38% per annum from the date of issuance, payable semi-annually on June 15 and December 15 of each year, beginning on December 15, 2016, with a balloon payment due on June 15, 2028. The Series B Notes accrue interest at 4.58% per annum from the date of issuance, payable semi-annually on June 15 and December 15 of each year, beginning on December 15, 2016, with installments of principal in an aggregate amount of $1,916,666.67 payable semi-annually on June 15 and December 15 of each year, beginning December 15, 2021, together with a final payment of principal and interest on December 15, 2036 in an amount equal to the remaining principal of the Series B Notes and the accrued interest thereon. The Notes were offered and sold only to institutional accredited investors in an offering exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company used the proceeds to (i) cause the redemption of the Redeemed Bonds (as defined below) and (ii) pay $3,200,000 in respect of a premium to par for the redemption of the Redeemed Bonds (collectively, the “Refinancing”). The Company will use any remaining proceeds following the Refinancing for general corporate purposes.

The Note Purchase Agreement contains a debt service coverage ratio financial maintenance covenant and contains certain restrictive covenants that limit, among other things, the Company’s ability to: create liens and other encumbrances; incur additional indebtedness; merge, liquidate or consolidate with another entity; dispose of or transfer assets; make distributions or other restricted payments; engage in certain affiliate transactions; and change the nature of the business. The foregoing covenants are subject to various qualifications and limitations as set forth in the Note Purchase Agreement. As set forth in the Note Purchase Agreement, the Notes are subject to certain customary events of default after which the Notes may be declared due and payable if the default is not cured within the grace period or, in certain circumstances, may be declared due and payable immediately.

The foregoing summary of the terms of the Note Purchase Agreement and the Notes is qualified in its entirety by the Note Purchase Agreement, which is Exhibit 10.1 to this Current Report on Form 8-K, and the Notes, forms of which are Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, all of which are incorporated herein by reference.

Guaranty Agreements

On June 24, 2016, each of Global Water, LLC and West Maricopa Combine, Inc., each a wholly owned subsidiary of the Company (each a “Guarantor”), entered into a Guaranty Agreement for the benefit of the holders of Notes, pursuant to which each Guarantor jointly and severally guaranteed the Company’s obligations under the Note Purchase Agreement and the Notes.

The foregoing summary of the terms of each Guaranty Agreement is qualified in its entirety by such Guaranty Agreement, which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Pledge and Security Agreements

As previously disclosed in the Company’s Current Report on Form 8-K filed May 26, 2016, the obligations evidenced by the Notes are secured by a lien against the stock and equity interests of all direct and indirect subsidiaries of the Company and other property constituting collateral. In furtherance thereof, on June 24, 2016, each of the Company and the Guarantors entered into a Pledge and Security Agreement in favor of U.S. Bank National Association, in its capacity as collateral agent for the secured parties.

The foregoing summary of the terms of each Pledge and Security Agreement is qualified in its entirety by such Pledge and Security Agreement, which are attached as Exhibits 10.4, 10.5 and 10.6 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On June 24, 2016, the Company caused the redemption of all of the following previously issued Industrial Development Authority of the County of Pima Water and Wastewater Revenue Bonds (Global Water Resources Projects): (i) the Series 2006 Bonds with an aggregate principal amount of $36,495,000; (ii) the Series 2007 Bonds with an aggregate principal amount of $54,135,000; and (iii) the Series 2008 Bonds with an aggregate principal amount of $24,550,000 (collectively, the “Redeemed Bonds”). The Company paid $3,200,000 in respect of a premium to par for the redemption of the Redeemed Bonds.

Upon closing of the Refinancing, the documents governing the Redeemed Bonds were terminated. These documents included the (i) Trust Indenture Agreement, dated December 1, 2006, by and between the Industrial Development Authority of the County of Pima and U.S. Bank National Association; (ii) the First Supplement to Trust Indenture Agreement, dated November 1, 2007, by and between the Industrial Development Authority of the County of Pima and U.S. Bank National Association; (iii) the Second Supplemental Trust Indenture Agreement, dated August 1, 2008, by and between the Industrial Development Authority of the County of Pima and U.S. Bank National Association; (iv) the Loan Agreement, dated December 1, 2006, between the Industrial Development Authority of the County of Pima, U.S. Bank National Association and the Company; (v) the First Amendment to Loan Agreement, dated November 1, 2007, between the Industrial Development Authority of the County of Pima, U.S. Bank National Association and the Company; (vi) the Second Amendment to Loan Agreement, dated August 1, 2008, between the Industrial Development Authority of the County of Pima, U.S. Bank National Association and the Company; (vii) the Third Amendment to Loan Agreement, dated December 1, 2010, between the Industrial Development Authority of the County of Pima, U.S. Bank National Association and the Company; (viii) the Bond Purchase Agreement, dated December 14, 2006, between the Industrial Development Authority of the County of Pima, Hutchinson, Shockey, Erley & Co. and the Company; (ix) the Bond Purchase Agreement, dated November 19, 2007, between the Industrial Development Authority of the County of Pima, Hutchinson, Shockey, Erley & Co. and the Company; (x) the Bond Purchase Agreement, dated September 12, 2008, between the Industrial Development Authority of the County of Pima, Hutchinson, Shockey, Erley & Co. and the Company; (xi) the Supplement, dated September 19, 2008, to Bond Purchase Agreement, dated September 12, 2008, between the Industrial Development Authority of the County of Pima, Hutchinson, Shockey, Erley & Co. and the Company; (xii) the Amended and Restated Security Agreement, dated October 1, 2008, by and between U.S. Bank National Association and the Company; and (xiii) the Second Amended and Restated Intercreditor Agreement, dated October 1, 2008, between Wells Fargo Bank, National Association, U.S. Bank National Association and the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 27, 2016, the Company issued a press release announcing the closing of the Refinancing. The Company’s press release is included as Exhibit 99.1. The press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 28, 2016, the Company issued a press release announcing that its board of directors declared a monthly cash dividend on the common shares of the Company (the “Shares”) in the amount of $0.022 per Share (an annualized amount of $0.264 per Share), which will be payable on July 29, 2016, to holders of record at the close of business on July 15, 2016. The dividend payment reflects an increase in the annual dividend of $0.024, or 10%. The Company’s press release is included as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of 4.38% Senior Secured Notes, Series A due on June 15, 2028 (included in Exhibit 10.1)

4.2	Form of 4.58% Senior Secured Notes, Series B due on December 15, 2036 (included in Exhibit 10.1)

10.1	Note Purchase Agreement, dated as of May 20, 2016, by and among Global Water Resources, Inc. and certain Initial Purchasers (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2016)

10.2	Guaranty Agreement, dated as of June 24, 2016, by Global Water, LLC

10.3	Guaranty Agreement, dated as of June 24, 2016, by West Maricopa Combine, Inc.

10.4	Pledge and Security Agreement, dated as of June 24, 2016, by and between Global Water Resources, Inc. and U.S. Bank National Association, as collateral agent

10.5	Pledge and Security Agreement, dated as of June 24, 2016, by and between Global Water, LLC and U.S. Bank National Association, as collateral agent

10.6	Pledge and Security Agreement, dated as of June 24, 2016, by and between West Maricopa Combine, Inc. and U.S. Bank National Association, as collateral agent

99.1	Press release of Global Water Resources, Inc., dated June 27, 2016

99.2	Press release of Global Water Resources, Inc., dated June 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: June 28, 2016	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer